EXHIBIT 99.6.2

NOMINEE HOLDER CERTIFICATION FORM

$30,000,000 OF SHARES OF CLASS A COMMON STOCK OF

BANKATLANTIC BANCORP, INC.

ISSUABLE UPON EXERCISE OF SUBSCRIPTION RIGHTS

The undersigned, a bank, broker, trustee, depository or other nominee holder of subscription rights (the “Subscription Rights”) to purchase shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of BankAtlantic Bancorp, Inc. (the “Company”) pursuant to the rights offering described in the Company’s prospectus supplement, dated May 16, 2011, and accompanying base prospectus, dated May 4, 2010 (collectively, the “Prospectus”), hereby certifies to the Company and to Computershare Trust Company, N.A., as Subscription Agent for the rights offering, that (1) the undersigned has exercised, on behalf of the beneficial owners thereof (which may include the undersigned), the number of Subscription Rights specified below pursuant to the basic subscription rights described in the Prospectus, (2) the undersigned requests to exercise, on behalf of the beneficial owners thereof (which may include the undersigned), the number of Subscription Rights specified below pursuant to the over-subscription option described in the Prospectus, (3) the undersigned has listed separately below, with respect to each beneficial owner in whose behalf the undersigned is acting (but without identifying each such beneficial owner), the exercised basic subscription rights and, if applicable, the corresponding over-subscription option and (4) each beneficial owner who is requesting to exercise his, her or its over-subscription option has exercised his, her or its basic subscription rights in full.

	NUMBER OF SHARES OF CLASS A COMMON STOCK OWNED AS OF THE CLOSE OF BUSINESS ON MAY 12, 2011	NUMBER OF SHARES OF CLASS A COMMON STOCK SUBSCRIBED FOR PURSUANT TO THE BASIC SUBSCRIPTION RIGHTS	NUMBER OF SHARES OF CLASS A COMMON STOCK REQUESTED PURSUANT TO THE OVER- SUBSCRIPTION OPTION
1.

2.

3.

4.

5.

Name of Bank, Broker, Trustee, Depository or Other Nominee

By:
Authorized Signature

Name:
(Please Type or Print)